UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported):      December 8, 2016

AdCare Health Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
454 Satellite Boulevard Suite 100 Suwanee, Georgia 30024
(Address of Principal Executive Offices)

(678) 869-5116
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
On December 8, 2016, AdCare Health Systems, Inc. (the “Company”) held its 2016 Annual Meeting of Shareholders in Duluth, Georgia (the “Meeting”). The matters listed below were submitted to a vote of the shareholders at the Meeting. Each proposal is identified and described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 21, 2016. The number of votes cast for and against each proposal voted on by the Company’s shareholders and the number of withheld votes, abstentions and broker non-votes are set forth below.

Proposal 1. Election of Directors

Shareholders elected the following six individuals to the Company's Board of Directors to serve until the 2017 Annual Meeting of Shareholders and until their successors are elected and qualified, or until their earlier death, resignation or removal. The voting results were as follows:

	FOR	WITHOLD	BROKER NON-VOTES

William McBride, III	6,062,826	2,994,680	8,412,338

Michael J. Fox	7,214,904	1,842,602	8,412,338

Thomas W. Knaup	6,273,240	2,784,266	8,412,338

Brent Morrison	7,340,732	1,716,774	8,412,338

Allan J. Rimland	6,066,511	2,990,995	8,412,338

David A. Tenwick	6,116,968	2,940,538	8,412,338

Proposal 2. Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm

The shareholders ratified the appointment of KMPG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016. The voting results were as follows:

FOR	AGAINST	ABSTAIN
17,359,191	109,511	1,142

Proposal 3. Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,845,641	3,181,138	30,727	8,412,338

Proposal 4. Re-approval of the Material Terms of the Performance Goals under the AdCare Health Systems, Inc. 2011 Stock Incentive Plan

The shareholders re-approved the material terms of the performance goals under the AdCare Health Systems, Inc. 2011 Stock Incentive Plan. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,852,854	3,193,500	11,152	8,412,338

Item 8.01. Other Events.
As reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, the Company ceased all sales of its Series A Preferred Stock under the Company’s at-the- market sales agreements (the “ATM”) and the related registration statement in September 2016 and will not engage in any sales of its Series A Preferred Stock until the preferred stock repurchase program announced by the Company in November 2016 has terminated or expired. The Company has terminated the ATM and it is no longer available for use.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2016	ADCARE HEALTH SYSTEMS, INC.

/s/ Allan J. Rimland
Allan J. Rimland
President and Chief Financial Officer